EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 6, 2006
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                             Tompkins Trustco, Inc.
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             (Exact name of registrant as specified in its charter)


           New York                       1-12709                16-1482357
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  (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)


The Commons, PO Box 460, Ithaca, New York                              14851
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         (Address of Principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

Item 8.01    Other Events

Other Events, Financial Statements and Exhibits


Item 8.01 Other Events

On January 6, 2006, Tompkins Trustco, Inc. completed its previously announced acquisition of AM&M Financial Services, Inc. (AM&M) pursuant to an Agreement and Plan of Merger dated November 21, 2005. Under the terms of the agreement, Tompkins acquired all of the outstanding shares of AM&M capital stock for an amount paid in cash and Tompkins common stock. AM&M will continue operations as a subsidiary of Tompkins Trustco, Inc. and will be operated under the direction of its current AM&M management team. The transaction is structured with a portion of the purchase price payable at closing, with additional contingent amounts payable, depending on the operating results of AM&M, during the four years after closing.


    Exhibit No.        Description
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TOMPKINS TRUSTCO, INC.


Date:  January 11, 2006                           By: /s/ JAMES J. BYRNES
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                                                      James J. Byrnes
                                                      Chairman and CEO